UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

SPLASH BEVERAGE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2022

To the stockholders of Splash Beverage Group, Inc.,

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Splash Beverage Group, Inc. to be held in a virtual-only meeting format via live webcast on the Internet on December 15, 2022 at 10:00 a.m. Eastern Time. At the annual meeting you will be asked to vote on the following matters:

1.	To elect directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $.001 from 150,000,000 to 300,000,000.

We also will transact such other business as may properly come before the annual meeting or any adjournments thereof.

The Board of Directors recommends that you vote at the annual meeting “FOR” the election of each nominee as director and “FOR” each of the other proposals set forth in this Notice. These items of business are more fully described in the proxy statement that is attached to this Notice. The Board of Directors has fixed the close of business on October 27, 2022 as the “Record Date” for determining the stockholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting to the Annual Meeting, by appointment, for a period of ten days before the meeting in person at our corporate offices in Fort Lauderdale, Florida, and in electronic form at the meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, and returning your completed proxy card or vote by mail, internet or by fax by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

We are holding the 2022 Annual Meeting of Stockholders in a virtual-only meeting format via live webcast on the internet. You will not be able to attend at a physical location. Stockholders will be able to join and attend online by logging in at www.virtualshareholdermeeting.com/SBEV2022. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors
/s/ Robert Nistico
Fort Lauderdale, FL	Chief Executive Officer and Director
November 8, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2021 Annual Report on Form 10-K are available at

www.splashbeveragegroup.com or www.proxyvote.com

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

 i

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Splash Beverage Group, Inc. for use at our 2022 annual meeting of stockholders to be held in a virtual-only (online) meeting format via live webcast on the Internet on December 15, 2022 at 10:00 a.m. Eastern Time. Voting materials, including this proxy statement and proxy card, are expected to be first delivered to all or our stockholders on or about November 8, 2022.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

•	to elect for directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

•	to approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000;

How does the Board of Directors recommend that I vote on the proposals?

Our Board unanimously recommends that the stockholders vote “FOR” the election of each nominee as director and “FOR” each of the other proposals being put before our stockholders at the meeting.

How do I vote?

Whether you plan to attend the online annual meeting or not, our Board urges you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares: should be voted for or withheld for the nominees for director; should be voted for; and should be voted for, against or abstained with respect to approving the amendment to our articles of incorporation to increase the number of authorized shares of common stock. Voting by proxy will not affect your right to virtually attend the annual meeting. If your shares are registered directly in your name through our transfer agent, Equiniti Shareowner Services, or you have stock certificates registered in your name, you may submit a proxy to vote:

•	By Internet or by telephone. Follow the instructions attached to the proxy card to submit a proxy to vote by Internet or telephone.

•	By mail. If you received one or more proxy cards by mail, you can vote by mail by completing, signing, and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

•	On the day of the meeting, you may go to www.virtualshareholdermeeting.com/SBEV2022, and log in by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice, as applicable. If you do not have your control number, you will be able register as a guest; however, you will not be able to vote or submit questions during the meeting.

Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., Eastern Time, on December 14, 2022.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from the record holder to vote by Internet or telephone.

•	By mail. You should receive instructions from the record holder explaining how to vote your shares.

How may I attend and participate in the Meeting?

We will be hosting the meeting live via the internet. There will not be a physical location for the meeting. Our virtual meeting allows stockholders to submit questions and comments before and during the meeting. After the meeting, we will spend up to 15 minutes answering stockholder questions. Our virtual format also allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses. Any stockholder can listen to and participate in the meeting live via the internet at www.virtualshareholdermeeting.com/SBEV2022. Stockholders may begin submitting written questions through the internet portal at 9:45 a.m. (Eastern Time) on December 15, 2022, and the webcast of the annual meeting will begin at 10:00 a.m. (Eastern Time) that day.

Stockholders may also vote while connected to the meeting on the Internet. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SBEV2022.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

What happens if additional matters are presented at the annual meeting?

Other than the matters identified in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Robert Nistico, our Chief Executive Officer, or Ron Wall, our Chief Financial Officer will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holder may determine in her or his discretion with respect to any other matters properly presented for a vote before the annual meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of our Board of Directors, and amendment to our Articles of Incorporation to increase the number of authorized shares of common stock. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On October 27, 2022, the Record Date for determining which stockholders are entitled to vote at the annual meeting or any adjournments or postponements thereof, there were 39,946,916 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. Holders of thirty-four percent (34%) of our outstanding stock as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote online at the meeting or have properly submitted a proxy card or voted by mail, internet or fax.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date or by attending the annual meeting at www.virtualshareholdermeeting.com/SBEV2022 and voting at the meeting. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation of votes and certification of the vote; and

•	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card may be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by our inspector of elections and reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission, or SEC, within four business days of the date of the annual meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Splash Beverage Group, Inc. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

Splash Beverage Group, Inc.
Attention: Robert Nistico, Chief Executive Officer
1314 East Las Olas Blvd, Suite 221
Fort Lauderdale, Florida 33301
Tel: (954) 745-5815

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

How can I obtain a copy of Splash Beverage Group, Inc.’s 2021 Annual Report on Form 10-K?

You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials?” Our 2021 Annual Report on Form 10-K is available by accessing our Investors page at www. https://splashbeveragegroup.com and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

What is the voting requirement to approve the proposals?

The proposals to approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $.001 from 150,000,000 to 300,000,000 needs to be approved by a majority of the issued and outstanding shares entitled to vote on the proposal. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

An affirmative vote of a majority of the issued and outstanding shares entitled to vote on the proposal of all other items being submitted to the stockholders for their consideration.

How can I communicate with the non-employee directors on the Splash Beverage Group, Inc. Board of Directors?

The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors of the Board. Stockholders can send communications by mail to:

Splash Beverage Group, Inc.
Attention: Robert Nistico, Chief Executive Officer
1314 East Las Olas Blvd, Suite 221
Fort Lauderdale, Florida 33301
Tel: (954) 745-5815

Correspondence received that is addressed to the non-employee directors will be reviewed by Mr. Nistico or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of Mr. Nistico, deals with the functions of the Board of Directors or committees thereof or that Mr. Nistico otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by calling Robert Nistico, our Chief Executive Officer at (954) 745-5815.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board of Directors does not involve itself in day-to-day operations of the Company. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board of Directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Election of Director — Proposal No. 1” on page 17.

Director Independence

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Peter McDonough, and Candace Crawford have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of the NYSE’s director independence standards and Audit Committee independence standards, as currently in effect.

Board leadership structure and role in risk oversight

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers (including our Chief Executive Officer, Chief Financial Officer and any person performing similar functions) and employees. Our Code of Ethics is available at our website at www.splashbeveragegroup.com.

Board of Directors Meetings and Attendance

During the fiscal year ended December 31, 2021, the Board of Directors held 5 meetings. All directors attended the board meetings.

Legal Proceedings

None of the Company’s current directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Because of the size of the Board of Directors and the historically small turnover of its members, the Board of Directors and independent directors (with respect to selecting and nominating independent directors) address the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board of Directors and Corporate Governance and Nominating Committee have determined that it is appropriate not to have such a policy at this time.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of copies of such forms filed on Forms 3, 4 and 5, and amendments thereto furnished to us, we believe that as of the date of this Report, our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.

BOARD COMMITTEES

Our Board of Directors has formed three standing committees: audit, compensation, and nominating and corporate governance. Actions taken by our committees are reported to the full board. Each of our committees has a charter and each charter is posted on our website.

Audit Committee	Nominating and Corporate Governance Committee	Compensation and Management Resources Committee
Candace Crawford*	Peter McDonough *	Candace Crawford*
Peter McDonough	Candace Crawford	Peter McDonough

*	Indicates committee chair

Audit Committee

We have separately designated an Audit Committee. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. Our Audit Committee is comprised of Peter McDonough and Candace Crawford. Under NYSE listing standards and applicable SEC rules, all the directors on the audit committee must be independent. Also, as a smaller reporting company, we are only required to maintain an audit committee of two independent directors. Our Board has determined that Peter McDonough and Candace Crawford are independent under NYSE listing standards and applicable SEC rules. Candace Crawford is the Chairperson of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Candace Crawford qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in on our website at www.splashbeveragegroup.com. During 2021, the Audit Committee held four meetings in person or through conference calls.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee consists of Peter McDonough and Candace Crawford, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Chairperson of the committee is Peter McDonough. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found on our website at www.splashbeveragegroup.com within the “Investor Information” section.

The Nominating and Corporate Governance Committee adheres to the Company’s bylaws provisions and Securities and Exchange Commission rules relating to proposals by stockholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

During 2021, the Compensation Management Resources Committee held two meetings in person or through conference calls.

Compensation Committee

We have established a Compensation and Management Resources Committee of our Board of Directors. The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans.

The members of our Compensation and Management Resources Committee are Peter McDonough and Candace Crawford. Candace Crawford is the chairperson of the Compensation and Management Resources Committee.

Under NYSE listing standards, we are required to have at least two members of the compensation committee, all of whom must be independent directors. Our board of directors has determined that each of Peter J. McDonough and Candace Crawford is independent under NYSE listing standards. The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found on our website at www.splashbeveragegroup.com within the “Investor Information” section.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

During 2021, the Compensation Management Resources Committee held two meetings in person or through conference calls.

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the years ended December 31, 2021:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(a)	All Other Compensation	Total
Robert Nistico	$487,500	$—	$1,378,000	$—	$1,865,500
Justin Yorke	$0	$—	$—	$—	$—
Peter McDonough	$29,165	$—	$—	$—	$29,165
Candace Crawford	$31,250	$—	$—	$—	$31,250

The following table sets forth the compensation of our directors for the years ended December 31, 2020:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(a)	All Other Compensation	Total
Robert Nistico	$487,500	$—	$750,000	$—	$1,237,500
Justin Yorke	$0	$—	$—	$—	$—
Peter McDonough	$0	$—	$—	$—	$—
Candace Crawford	$0	$—	$—	$—	$—

(a)	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718.

AUDIT COMMITTEE REPORT*

The Audit Committee of the Board of Directors (the “Audit Committee”) was formed in June 2021. The Audit Committee is composed of the following two directors: Candace Crawford and Peter McDonough, each of whom is “independent” within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the New York Stock Exchange (“NYSE”) listing standards.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal accounting and financial reporting control. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board of Directors. The responsibilities of the Audit Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditor.

The Audit Committee discussed with the Company’s independent auditor, with and without management present, such auditor’s judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has discussed with the independent auditor, the auditor’s independence from the Company and its management, including the written disclosures and the letter submitted to the Audit Committee by the independent auditor as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

In reliance on such discussions with management and the independent auditor, review of the representations of management and review of the report of the independent to the Audit Committee, the Audit Committee recommended (and the Board approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Audit Committee and the Board of Directors have also, respectively, recommended and approved the selection of the Company’s current independent auditor, which approval is subject to ratification by the Company’s stockholders.

Submitted by:
Audit Committee of the Board of Directors

/s/ Candace Crawford, Chairperson of the Audit Committee

/s/ Peter McDonough

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act.

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information about our directors and executive officers as of October 28, 2022:

Name	Age	Position

Robert Nistico	59	Chief Executive Officer and Director

Ron Wall	55	Chief Financial Officer

William Meissner	56	President, Chief Marketing Officer

Justin Yorke	56	Director

Peter McDonough	64	Director

Candace Crawford	67	Director

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected. Officers are elected annually by the Board of Directors (the “Board”) and serve at the discretion of the Board.

Robert Nistico, age 59, on March 31, 2020 became the Chief Executive Officer and a member of the Board of the Company. Since 2012, Mr. Nistico has served as the Chief Executive Officer and a member of the Board of Splash Beverage Group, Inc., prior to the Company’s acquisition by CMS. Mr. Nistico also served as the president of Viva Beverages, LLC from 2009 to 2011. Mr. Nistico was the fifth employee at Red Bull North America, Inc. where he worked from 1996 to 2007 and served as Vice President of Field Marketing and Sr. Vice President/General Manager. Mr. Nistico was instrumental in building the Red Bull brand in North and Central America and the Caribbean from no revenues to $1.45 billion in annual revenues. Earlier, he held the brand position of Regional Portfolio V.P and Division Manager for Diageo (formerly I.D.V. / Heublein), General Sales Manager for Republic National (formerly The Julius Schepps Company) and North Texas State Manager for The E & J Gallo Winery (and a variety of other management positions for those companies). Mr. Nistico serves as a director of Apollo Brands. Mr. Nistico has more than 27 years of experience in the beverage industry, including direct and indirect sales management, strategic brand management & marketing, finance, operations, production and logistics. Mr. Nistico holds a B.A. from the University of Colorado. The Company believes that Mr. Nistico’s extensive career in the beverage industry brings value to the Board.

Ron Wall, 55, is a collaborative finance executive with expertise leveraging analysis, insights and team approaches, driving organizational improvements, and implementing practices and controls. From 2016 to 2022, Mr. Wall served as the Chief Financial Officer for Americas of William Grant & Sons Inc., a premium spirits company. Previously, Mr. Wall served in various capacities at William Grant & Sons Inc., including Chief Financial Officer for North America, and Chief Financial Officer for the United States of America.

William Meissner, age 56, became the President and Chief Marketing Officer of the Company in May of 2020. Mr. Meissner is a proven leader with more than twenty years of success in growing consumer brand companies with both large multinational and medium sized entrepreneurial organizations. Meissner has held several other leadership and board director roles. Prior to Splash Meissner was a board director and CEO in a beverage vertical organized by a mid-cap PE firm designed to acquire and build emerging brands, where he acquired two legacy tea brands from Nestle, Sweet Leaf Tea and Tradewinds Tea. Meissner served as CEO and Board Director or Genesis Today, Inc. a plant based superfood and supplement company, CEO and Board Director of a joint venture between Distant Lands Coffee Inc. and Caffitaly Systems s.p.a called Tazza Pronto Inc., CEO and Board Director of Jones Soda Inc., President of Talking Rain Beverages, Inc., Chief Marketing Officer of Coca-Cola’s Fuze Beverages, Brand Director of PepsiCo’s SoBe Beverages and Category Manager of Nutritional Beverages for Tetra Pak Inc. Meissner has an MBA from the University of Pittsburgh’s Katz Graduate School of Business and a Bachelor’s degree from Michigan State University. Meissner is married with three children and enjoys mountain bike riding, golf and volunteering.

Justin Yorke, age 56, became a member of the Board of the Company on March 31, 2020. Since March 31, 2020, Mr. Yorke has also served as the Company’s Secretary. Mr. Yorke has over 25 years of experience in finance. Based in Hong Kong for over 10 years, he managed funds for a private Swiss Bank, Darier Henstch from 1997 to 2000. Prior to that, from 1995 to 1997, Mr. Yorke managed funds for Peregrine Investments and from 1990 to 1995 Unifund, Asia, Ltd, Hong Kong, a high net-worth family office headquartered Geneva, Switzerland. From 2000 to 2004, he was a partner at Asiatic Investment Management, based in San Francisco. Since 2004, Mr. Yorke has been a partner in San Gabriel Advisors, LLC and Arroyo Capital Management, LLC and is the manager of the San Gabriel Fund, JMW Fund and Richland Fund. The funds are highly diversified in focus with investment holdings, public, private equity and debt investments and real estate investments. He has a B.A. degree from UCLA. Mr. Yorke is the principal of WesBev LLC, which prior to the merger between CMS and our Company was the majority shareholder of the Company. He also is an acting director and audit committee chair of Processa Pharmaceuticals, (ticker: PCSA). Mr. Yorke served as non-executive Chairman of Jed Oil and a Director/CEO at JMG Exploration. The Company believes that Mr. Yorke’s experience in finance brings value to the Board.

Peter J. McDonough, age 64, has served as an independent director of the Company since October 5, 2020 and previously served as a member of the Board of Splash Beverage Group, Inc. prior to the Company’s acquisition by CMS. Mr. McDonough brings more than 30 years of executive leadership experience from an array of global industry leading consumer goods companies. Most recently, Mr. McDonough was Chief Executive Officer of Trait Biosciences, Inc. (2019-2022) after serving as an independent management consultant (2016-2018). Earlier , Mr. McDonough served as President, Chief Marketing and Innovation Officer for Diageo North America (2006-2015). Prior to joining Diageo, Mr. McDonough was Vice President, European Marketing at The Procter & Gamble Company (2004-2006), where he led the Duracell Battery and Braun Appliance marketing organizations. From 2002 to 2004, Mr. McDonough was a member of the graduate business school faculty and lecturer at the University of Canterbury in Christchurch, New Zealand. Prior to this academic post he served as Vice President of Marketing for Gillette North America’s Blade Razor & Grooming Products Business where he directed the market launch of industry leading brands like Mach3 Turbo and Venus Razors. Earlier in his career, Mr. McDonough served as Director of North American Marketing at Black & Decker where he was involved in launching the DeWalt Power Tool Company. Mr. McDonough received a B.A. from Cornell University and a Master of Business Administration from the Wharton School of Business. He is also an independent director on the Board of Franklin BSP Realty Trust (NYSE : FBRT). The Company believes that Mr. McDonough’s executive leadership experience with global industry leading consumer goods companies brings value to the Board.

Candace Crawford, age 67, has served as an independent director since May 24, 2021. Ms. Crawford is a highly accomplished senior executive and entrepreneur with more than 30 years of success across the food and beverage, consumer products, manufacturing, retail, and commercial real estate industries. Her broad areas of expertise include strategic planning, growth and growing businesses, financial acumen, P&L, operations, and governance. Since 2017, Ms. Crawford has served as an adviser and board member to various companies. Ms. Crawford has sat on the board of Vive Organic since February 2019 and the board of Skin Te since June 2018. She served as the CEO of Coco Libre from 2015 to 2017. Under her management, she was able to expand distribution, grow product innovation and build awareness of the flagship coconut water brand Coco Libre. Prior to this, she was the Chief Operating Officer and Chief Financial Officer at Zico Beverages LLC from 2009 to 2013. Before making her debut in the beverage world, Candace was the Chief Financial Officer for five different companies including Metropolitan Theaters; Virgin Entertainment Group; Resort Theaters of America; OMP; and Ancora Capital. Ms. Crawford holds a Bachelor of Science in Business from the University of Southern California and is a Certified Public Accountant. The Company believes that Ms. Crawford’s experience in food and beverage, consumer products, manufacturing, retail, and commercial real estate industries brings value to the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table, footnotes, and narratives provides information regarding the compensation earned by our NEOs during the years ended December 31, 2021 and 2020:

Name	Year	Salary	Bonus	Stock Awards	Options	Total
Robert Nistico	2020	325,000	162,500	—	750,000	1,237,500
Robert Nistico	2021	325,000	162,500	—	1,378,000	1,865,500

Bill Meissner	2020	272,500	—	—	937,501	1,210,001
Bill Meissner	2021	325,000	162,500	—	260,000	747,500

Dean Huge	2020	150,000	30,000	—	450,000	630,000
Dean Huge	2021	150,000	30,000	225,334	—	405,334

Employment Agreements

Robert Nistico

On March 12, 2012, the Company entered into an employment agreement with Robert Nistico, pursuant to which Mr. Nistico serves as Chief Executive Officer of the Company. Pursuant to Mr. Nistico’s employment agreement, the Company pays Mr. Nistico an annual salary of $275,000. Mr. Nisticio also receives an annual bonus of 50% of his annual salary and was granted an option to purchase 1,050,000 shares of common stock. In the event Mr. Nistico terminates his employment with the Company he shall provide the Company a minimum of 45 days of written notice.

On December 9, 2019, the board of directors of the Company extended Mr. Nistico’s employment agreement beginning December 1, 2019 and ending on November 30, 2024. Pursuant to the amendment, the Company increased Mr. Nistico’s base salary from $275,000 to $325,000.

William Meissner

On May 4, 2020, the Company entered into an employment agreement with William Meissner, pursuant to which Mr. Meissner serves as President and Chief Marketing Officer of Company. Pursuant to Mr. Meissner’s employment agreement, the Company pays Mr. Meissner an annual base salary of $325,000 and includes annual increases based on cost of living adjustments and performance at the discretion of the Company’s Chief Executive Officer. Mr. Meissner is also eligible for a discretionary bonus, as determined by the Company’s Chief Executive Officer, of up to 50% of Mr. Meissner’s base salary. Mr. Meissner also received a grant of an option to purchase 1,000,000 share of common stock under the Company’s equity incentive plan The employment agreement with Mr. Meissner’s does not have a fixed termination date and permits the Company to terminate Mr. Meissner upon twenty days prior written notice and grants Mr. Meissner the right to resign upon twenty days prior written notice.

Equity Compensation Plan Information

The following table gives information as of December 31, 2021, the end of the most recently completed fiscal year, about shares of common stock that have been issued under our Splash Beverage Group, Inc. 2020 Incentive Plan.

Plan Category	No. of Shares to be Issued Upon Exercise or Vesting of Outstanding Stock Options	Weighted Average Exercise Price of Outstanding Stock Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities
Equity compensation plan approved by board of directors	1,065,000	2.60	1,248,133

Total	1,065,000	2.60	1,248,133

Outstanding Equity Awards at December 31, 2021

The following table summarizes the total outstanding equity awards as of December 31, 2021, for each Named Executive Officer:

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Option Awards Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Robert Nistico	12/9/2019	159,008	—	2.19	12/8/2024
Robert Nistico	9/16/2021	722,222	277,778	2.25	9/16/2025
Robert Nistico	9/16/2021	353,333	176,667	2.60	9/29/2026
Bill Meissner	9/16/2021	305,555	111,111	2.25	10/9/2025
Bill Meissner	9/16/2021	66,666	33,334	2.60	9/29/2026

Pension Benefits

None of our employees participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation and Management Resources Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our Company’s best interests.

Potential Payments Under Severance/Change in Control Arrangements

The table below sets forth potential payments payable to our current executive officers in the event of a termination of employment under various circumstances. For purposes of calculating the potential payments set forth in the table below, we have assumed that (i) the date of termination was December 31, 2021.

Name	Termination of Employment Other Than for Cause or Resignation for Good Reason (Not in Connection with a Change in Control) ($)	Termination Following a Change in Control without Cause or Executive Resigns with Good Reason ($)
Robert Nistico
Cash Payment	$135,417	$—
Acceleration of Options	$—	$—

Dean Huge
Cash Payment	$—	$—
Acceleration of Options	$—	$—

Bill Meissner
Cash Payment	$325,000	$—
Acceleration of Options	$—	$—

Total Cash and Benefits	$460,417	$—

For each of our executive officers, the term “change of control” means:

(i)	the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “Person” (as that term is used in Section 13(d)(3) of the Exchange Act) that is not an Affiliate;

(ii)	the “Incumbent Directors” (meaning those individuals who, on date the Plan was adopted by the Board of Directors (the “Effective Date”), constitute the Board of Directors, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election to the Board of Directors was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be an Incumbent Director, and further provided that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors shall be an Incumbent Director) cease for any reason to constitute at least a majority of the Board of Directors;

(iii)	the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(iv)	the acquisition by any Person of “Beneficial Ownership” (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the Beneficial Ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition which complies with clauses, (A), (B) and (C) of subsection (v) of this definition, or (IV) in respect of an award held by a particular participant, any acquisition by the participant or any group of persons including the participant (or any entity controlled by the participant or any group of persons including the participant); or

(v)	the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (I) the entity resulting from such business combination (the “Surviving Company”), or (II) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the Board of Directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the outstanding company voting securities that were outstanding immediately prior to such business combination (or, if applicable, is represented by shares into which the outstanding company voting securities were converted pursuant to such business combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the outstanding company voting securities among the holders thereof immediately prior to the business combination; (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the Board of Directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (C) at least a majority of the members of the Board of Directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the business combination were board members at the time of the Board of Directors’ approval of the execution of the initial agreement providing for such business combination

The cash component (as opposed to option accelerations) of any change of control payment would be structured as a one-time cash severance payment.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 26, 2022, and as adjusted to reflect the sale of common stock in this offering, for:

●	each of our current directors and executive officers;

●	all of our current directors and executive officers as a group; and

●	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially, subject to applicable community property laws. Unless otherwise specified, the address for each of the persons named in the table is 1314 E Las Olas Blvd. Suite 221, Fort Lauderdale, Florida 33301.

Our calculation of the percentage of beneficial ownership prior to this offering is based on 39,946,916 shares of common stock outstanding as of October 26, 2022. We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name	Shares of Common Stock	Percentage of Common Stock
Executive Officers and Directors
Robert Nistico	1,350,000	3.4%

Justin Yorke(1)	5,508,825	13.8%

Peter McDonough	22,715	0.1%

Candace Crawford	—	—

Officers and Directors as a Group (5 individuals)	6,881,540	17.2%
5% or greater owners:

Total	6,881,540	17.2%

(1)	Of which 1,398,012 shares are held by JMW Fund LLC, 790,854 shares are held by San Gabriel LLC and 3,297,243 shares are held by Richland Fund LLC. All funds are managed by Mr. Yorke.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of the transactions and series of similar transactions, since January 1, 2021, that we were a participant or will be a participant in, which:

●	the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●

any of our directors, executive officers, holders of more than 5% of our capital stock (which we refer to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

During the normal course of business, we incurred expenses related to services provided by our CEO or Company expenses paid by our CEO, resulting in related party payables, net of $0 as of March 31, 2021.

PRINCIPAL ACCOUNTING FEES AND SERVICES

December 31, 2021

Audit	$158,500
Audit related	—
Tax	3,200
Total	$161,700

December 31, 2020

Audit	$103,539
Audit related	—
Tax	3,200
Total	$106,739

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

The authorized number of members of the Board of Directors consists of six directors. Our Board of Directors recommends that Robert Nistico, Justin Yorke, Peter McDonough, and Candace Crawford be elected as members of the Board of Directors at the annual meeting. There are no family relationships between any of the executive officers and directors.

Pursuant to our bylaws, our Directors hold office until the next succeeding annual meeting of shareholders and until their successors shall have been elected and shall qualify. Any Director or Directors of the corporation may be removed at any time, with or without cause, in the manner provided in Nevada Revised Statutes. A Director may resign at any time by giving written notice to the Board of Directors, President or Secretary of the corporation. The resignation shall take effect upon the date of receipt of such notice, or at any later period of time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires it to be effective as such.

Vote Required

Directors are elected by a majority of the issued and outstanding shares entitled to vote on the proposal. Broker non-votes will not affect the outcome of the election of directors because brokers do not have discretion to cast votes on this proposal without instruction from the beneficial owner of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF
THE DIRECTOR NOMINEES.

PROPOSAL 2

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000

General

The Board of Directors has approved and adopted for submission to our stockholders an amendment to Article II, Section 1 of the Company’s articles of incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000. The Board believes that the amendment is necessary to maintain flexibility to issue shares of common stock to raise cash in one or more equity financings to fund our operations, to effect future awards under stockholder-approved equity incentive plans or for other general corporate purposes.

Current Capital Structure

As of October 26, 2022, we had 150,000,000 authorized shares, with 150,000,000 shares designated as common stock, $0.001 par value per share, of which 39,946,916 shares were issued and outstanding. Of the remaining 110,053,084 authorized shares of common stock, 10,098,834 shares are reserved for issuance upon the exercise of outstanding warrants, and 3,173,495 shares are reserved for issuance upon the exercise of issued and outstanding equity awards under the current equity incentive plans. This leaves 96,780,755 shares of our authorized common stock unissued and unreserved and available for future issuance.

Background and Purpose of the Amendment

While we believe our current cash resources to be sufficient to fund our operations for at least the next twelve months, we believe that we will need the ability to raise cash in the future in one or more equity financings to fund our operations, or for potential future acquisitions, as well as to affect future awards under stockholder-approved equity incentive plans or for other general corporate purposes. With our current number of remaining authorized shares, we have limited ability to issue shares upon exercises of outstanding options and warrants, we do not have any present plan, arrangement or understanding to issue any of the shares of common stock that will become available as a result of this proposed amendment. However, our Board believes it is in the best interests of the Company and our stockholders to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional 150,000,000 authorized shares of common stock would be available for issuance for various purposes, as our Board may deem advisable, such as for future financings, to satisfy the issuance of shares of common stock on the conversion or exercise of our options, warrants or other convertible securities, to provide equity incentive to employees, officers, consultants and directors, to make stock-based acquisitions and for other general corporate purposes.

The additional authorized shares of common stock under the proposed amendment will provide us with essential flexibility to use our common stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) to act quickly for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities expanding our business and product pipeline, acquisition transactions, licensing, joint venture and other transactions, entering into strategic relationships, initiating commercial preparatory plans, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. For example, we will require substantial additional funding in order to develop and, if successful, commercialize our product candidates, and the additional authorized shares of common stock under the proposed amendment could be utilized for raising capital if we have an appropriate opportunity. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.

The Board believes this is good governance and standard for many companies at this stage of development. If the proposed amendment is not approved by our stockholders, our business development and financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed, perhaps severely, by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if the amendment is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that our Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve the amendment, we may not be able to access the capital markets, initiate or complete clinical trials and other key development activities, complete corporate collaborations or partnerships, conduct strategic business development initiatives, add to our product pipeline, attract, retain and motivate employees and others required to make our business successful, and pursue other business opportunities integral to our growth and success, all of which could severely harm our company and our future prospects.

Because it is anticipated that our directors and executive officers will be granted additional equity awards under the 2020 Plan, they may be deemed to have an indirect interest in the proposed amendment, because absent the amendment, we would not have sufficient authorized shares to grant such awards. However, the Board believes the amount of shares authorized by the 2020 Plan is small in relation to the total authorized shares of common stock of the Company.

The proposed amendment would not have any effect on par value. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Should our Board of Directors issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of common stock solely by virtue of their ownership of shares of our common stock, and their percentage ownership of our then outstanding common stock could be reduced. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Rights of Additional Authorized Shares

The additional common stock to be authorized by stockholder approval of this proposal would have rights identical to the currently outstanding shares of our common stock.

Potential Adverse Effects of the Amendment

Adoption of the amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any future issuance of additional authorized shares of our common stock or preferred stock, at the future direction of the Board of Directors (and upon the approval of stockholders, if and as required by applicable law and any stock exchange regulation, if applicable) may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the purposes mentioned above, an increase in the number of authorized shares of common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Appraisal Rights

Pursuant to the Nevada Revised Statutes, stockholders are not entitled to appraisal rights with respect to the Share Increase.

Effectiveness of Amendment

If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to our articles of incorporation with the Secretary of State of the State of Nevada.

Vote Required

The proposal to approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 requires the votes cast “FOR” the proposal majority of the issued and outstanding shares entitled to vote as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting of stockholders. If, however, other matters properly come before the annual meeting of stockholders, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our Form 10-K for the fiscal year ended December 31, 2021 with the SEC. Stockholders may obtain, free of charge, a copy of the 2021 Form 10-K annual report by writing to us at 1314 E. Las Olas Blvd, Suite 221, Fort Lauderdale, Florida 33301, Attention: Robert Nistico, Chief Executive Officer, or from our website, www.splashbeveragegroup.com under the heading “Investors” and the subheading “SEC Filings” at www.proxyvote.com or at www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be house holding materials to your address, house holding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in house holding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in house holding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 1314 E. Las Olas Blvd, Suite 221, Fort Lauderdale, Florida 33301, Attention: Robert Nistico, Chief Executive Officer.

PROPOSALS OF STOCKHOLDERS

Stockholders may present proposals intended for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s amended and restated bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2023 Proxy Statement.

Additional Information

Accompanying this Proxy Statement is a copy of our Annual Report for the year ended December 31, 2021. Such report constitutes our Annual Report to Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such report includes our audited financial statements for the fiscal year ended December 31, 2021 and certain other financial information, which is incorporated by reference herein. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Chief Executive Officer, Splash Beverage Group, Inc., 1314 E. Las Olas Blvd, Suite 221, Fort Lauderdale, Florida 33301. Please note that additional information can be obtained from our website at www.relmada.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call (202) 551-8090 for further information on the operations of the public reference facilities.

SPLASH™ BEVERAGE GROUP

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/SBEV2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Robert Nistico 02) Justin Yorke 03) Peter McDonough 04) Candace Crawford

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approval of an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $.001 par value, from 150,000,000 to 300,000,000.	☐	☐	☐
3. Adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal 1 and Proposal 2.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

SPLASH BEVERAGE GROUP, INC.
Annual Meeting of Stockholders
December 15, 2022, 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Robert Nistico and Ron Wall, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Splash Beverage Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/SBEV2022 on December 15, 2022 starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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